Significant Accounting Policies	12 Months Ended
Oct. 31, 2012
Significant Accounting Policies

Note 1—Significant Accounting Policies

Company Business

Quiksilver, Inc. and its subsidiaries (the “Company”) design, develop and distribute branded apparel, footwear, accessories and related products. The Company’s apparel and footwear brands represent a casual lifestyle for young-minded people that connect with its boardriding culture and heritage. The Company’s Quiksilver, Roxy, DC, Lib Tech and Hawk brands are synonymous with the heritage and culture of surfing, skateboarding and snowboarding. The Company makes snowboarding equipment under its DC, Roxy, Lib Technologies and Gnu labels. The Company’s products are sold in over 90 countries in a wide range of distribution channels, including surf shops, skate shops, snow shops, its proprietary concept stores, other specialty stores and select department stores. Distribution is primarily in the United States, Europe and Australia.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Quiksilver, Inc. and subsidiaries, including QS Wholesale, Inc. and subsidiaries (“Quiksilver Americas”), Pilot, SAS and subsidiaries (“Quiksilver EMEA”) and Quiksilver Australia Pty Ltd. and subsidiaries (“Quiksilver APAC”). Intercompany accounts and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. References to any particular fiscal year refer to the year ended October 31 of that year (for example, “fiscal 2012” refers to the year ended October 31, 2012).

Cash Equivalents

Certificates of deposit and highly liquid short-term investments purchased with original maturities of three months or less are considered cash equivalents. Carrying values approximate fair value.

Inventories

Inventories are valued at the lower of cost (first-in, first-out and moving average, depending on entity) or market. Management regularly reviews the inventory quantities on hand and adjusts inventory values for excess and obsolete inventory based primarily on estimated forecasts of product demand and market value.

Fixed Assets

Furniture and other equipment, computer equipment, manufacturing equipment and buildings are recorded at cost and depreciated on a straight-line basis over their estimated useful lives, which generally range from two to twenty years. Leasehold improvements are recorded at cost and amortized over their estimated useful lives or related lease term, whichever is shorter. Land use rights for certain leased retail locations are amortized to estimated residual value.

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with Accounting Standards Codification (“ASC”) 360, “Property, Plant, and Equipment.” In accordance with ASC 360, management assesses potential impairments of its long-lived assets whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the carrying value exceeds the undiscounted future cash flows estimated to result from the use and eventual disposition of the asset. The Company recorded approximately $7 million in fixed asset impairments related to its retail stores during fiscal 2012 and $12 million in each of fiscal 2011 and 2010, respectively, to write-down the carrying value to their estimated fair values. Fair value is determined using a discounted cash flow model which requires “Level 3” inputs, as defined in ASC 820, “Fair Value Measurements and Disclosures.” On an individual retail store basis, these inputs typically include annual revenue growth assumptions ranging from (15)% to 20% per year depending upon the location, life cycle and current economics of a specific store, as well as modest gross margin and expense improvement assumptions. The impairment charges reduced the carrying amounts of the respective long-lived assets as follows:

	Year Ended October 31,
In thousands	2012	2011	2010
Carrying value of long-lived assets	$7,933	$13,592	$14,865
Less: Impairment charges	(7,234)	(12,228)	(11,657)

Fair value of long-lived assets	$699	$1,364	$3,208

Goodwill and Intangible Assets

The Company accounts for goodwill and intangible assets in accordance with ASC 350, “Intangibles—Goodwill and Other.” Under ASC 350, goodwill and intangible assets with indefinite lives are not amortized but are tested for impairment annually and also in the event of an impairment indicator. The annual impairment test is a fair value test as prescribed by ASC 350 which includes assumptions such as projected annual revenue growth ranging from 0% to 8% per year, annual gross margin improvements ranging from 0 to 230 basis points per year, and SG&A expense improvements ranging from 0 to 310 basis points per year as a percentage of net revenues, and discount rates. No goodwill impairments were recorded in fiscal 2012. However, due to the natural disasters that occurred in the Company’s APAC reporting unit during the first half of fiscal 2011 and their resulting impact on the Company’s business, the Company recorded a goodwill impairment charge of approximately $74 million in fiscal 2011.

As of October 31, 2012, the fair value of the Americas reporting unit substantially exceeded its carrying value. The fair values of the EMEA and APAC reporting units exceeded their carrying values by 6% and 5%, respectively. Goodwill amounted to $191 million for EMEA and $6 million for APAC as of October 31, 2012. Based on the uncertainty of future revenue growth rates, gross profit and expense performance, and other assumptions used to estimate goodwill recoverability in the Company’s reporting units, future reductions in the Company’s expected cash flows for a reporting unit as a result of any variation between projected and actual results could cause a material impairment of goodwill.

Revenue Recognition

Revenues are recognized upon the transfer of title and risk of ownership to customers. Allowances for estimated returns and doubtful accounts are provided when revenues are recorded. Returns and allowances are reported as reductions in revenues, whereas allowances for bad debts are reported as a component of selling, general and administrative expense. Royalty income is recorded as earned. The Company performs ongoing credit evaluations of its customers and generally does not require collateral.

Revenues in the Consolidated Statements of Operations include the following:

	Year Ended October 31,
In thousands	2012	2011	2010
Product sales, net	$1,993,668	$1,926,941	$1,825,807
Royalty income	19,571	26,120	11,813

	$2,013,239	$1,953,061	$1,837,620

Promotion and Advertising

The Company’s promotion and advertising efforts include athlete sponsorships, world-class boardriding contests, websites, magazine advertisements, retail signage, television programs, co-branded products, surf camps, social media and other events. For fiscal 2012, 2011 and 2010, these expenses totaled $111 million, $124 million and $107 million, respectively. Advertising costs are expensed when incurred.

Income Taxes

The Company accounts for income taxes using the asset and liability approach as promulgated by the authoritative guidance included in ASC 740, “Income Taxes.” Deferred income tax assets and liabilities are established for temporary differences between the financial reporting bases and the tax bases of the Company’s assets and liabilities at tax rates expected to be in effect when such assets or liabilities are realized or settled. Deferred income tax assets are reduced by a valuation allowance if, in the judgment of the Company’s management, it is more likely than not that such assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in the financial statements. This guidance provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits of the tax position. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of its provision for income taxes. The application of this guidance can create significant variability in the effective tax rate from period to period based upon changes in or adjustments to the Company’s uncertain tax positions.

Stock-Based Compensation Expense

The Company recognizes compensation expense for all stock-based payments net of an estimated forfeiture rate and only recognizes compensation cost for those shares expected to vest using the graded vested method over the requisite service period of the award. For option valuations, the Company determines the fair value at the grant date using the Black-Scholes option-pricing model which requires the input of certain assumptions, including the expected life of the stock-based payment awards, stock price volatility and interest rates. For performance based equity awards with stock price contingencies, the Company determines the fair value using a Monte-Carlo simulation, which creates a normal distribution of future stock prices, which is then used to value the awards based on their individual terms.

Net Loss per Share

The Company reports basic and diluted earnings per share (“EPS”). Basic EPS is based on the weighted average number of shares outstanding during the period, while diluted EPS additionally includes the dilutive effect of the Company’s outstanding stock options, warrants and shares of restricted stock computed using the treasury stock method.

The table below sets forth the reconciliation of the denominator of each net loss per share calculation:

	Fiscal year ended October 31,
In thousands	2012	2011	2010
Shares used in computing basic net loss per share	164,245	162,430	135,334
Dilutive effect of stock options and restricted stock(1)	—	—	—
Dilutive effect of stock warrants(1)	—	—	—

Shares used in computing diluted net income per share	164,245	162,430	135,334

(1)

For fiscal 2012, 2011 and 2010, the shares used in computing diluted net loss per share do not include 3,103,000,4,887,000, and 4,099,000 dilutive stock options and shares of restricted stock, respectively, nor 11,559,000, 14,732,000, and 12,521,000 dilutive warrant shares respectively, as the effect is anti-dilutive given the Company’s loss. For fiscal 2012, 2011 and 2010, additional stock options outstanding of 10,559,000, 10,862,000, and 11,474,000, respectively, and additional warrant shares outstanding of 14,095,000, 10,922,000, and 13,133,000, respectively, were excluded from the calculation of diluted EPS, as their effect would have been anti-dilutive based on the application of the treasury stock method.

Foreign Currency and Derivatives

The Company’s reporting currency is the U.S. dollar, while Quiksilver EMEA’s functional currency is primarily the euro, and Quiksilver APAC’s functional currencies are primarily the Australian dollar and the Japanese yen. Assets and liabilities of the Company denominated in foreign currencies are translated at the rate of exchange on the balance sheet date. Revenues and expenses are translated using the average exchange rate for the period.

Derivative financial instruments are recognized as either assets or liabilities on the balance sheet and are measured at fair value. The accounting for changes in the fair value of a derivative depends on the use and type of the derivative. The Company’s derivative financial instruments principally consist of foreign currency exchange rate contracts, which the Company uses to manage its exposure to the risk of changes in foreign currency exchange rates. The Company’s objectives are to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates. The Company does not enter into derivative financial instruments for speculative or trading purposes.

Comprehensive Income or Loss

Comprehensive income or loss includes all changes in stockholders’ equity except those resulting from investments by, and distributions to, stockholders. Accordingly, the Company’s Consolidated Statements of Comprehensive Income/(Loss) include its net loss, the foreign currency adjustments that arise from the translation of the financial statements of Quiksilver EMEA, Quiksilver APAC and the foreign entities within the Americas segment into U.S. dollars, and fair value gains and losses on certain derivative instruments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying value of the Company’s trade accounts receivable and accounts payable approximates fair value due to their short-term nature. For fair value disclosures related to the Company’s cash and debt, see the section above entitled, “Cash Equivalents” and note 7, respectively.

New Accounting Pronouncements

In June 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-05, “Presentation of Comprehensive Income.” ASU 2011-05 requires the components of net income and other comprehensive income to be either presented in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. An entity is also required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. This new guidance is effective for the Company beginning November 1, 2012 and requires retrospective application. As this guidance only amends the presentation of the components of comprehensive income, the adoption will not have an impact on the Company’s consolidated financial position or results of operations.

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment.” ASU 2011-08 allows entities testing goodwill for impairment the option of performing a qualitative assessment to determine the likelihood of goodwill impairment and whether it is necessary to perform the two-step impairment test currently required. The updated guidance is effective for the Company on November 1, 2012, however early adoption is permitted. Based on the Company’s evaluation of this ASU, the adoption of this standard is not expected to have a material impact on the Company’s consolidated financial position or results of operations.